Exhibit 99.3

Dividend Capital Total Realty Trust, Inc.

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to real estate acquisitions and debt related investments made in 2009 and 2010 and the related financing of such transactions as applicable.

The accompanying unaudited pro forma condensed consolidated balance sheet presents our historical financial information as of June 30, 2010, as adjusted for the following transactions that occurred subsequent to June 30, 2010; (i) the sale of real properties, (ii) the repayment of borrowings and (iii) the sale of our preferred equity securities portfolio.

The accompanying unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2010 and year ended December 31, 2009 combines our historical operations with the following transactions that occurred subsequent to December 31, 2008; (i) the acquisition and sale of real properties and related financing, (ii) the origination of debt investments, net of repayments and (iii) the sale of our preferred equity securities portfolio, as if the transactions had occurred on January 1, 2009.

The unaudited pro forma condensed consolidated financial statements have been prepared by our management based upon our historical financial statements and the historical financial statements of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable or interest income that would be earned on cash balances. The unaudited pro forma financial statements should be read in conjunction with our historical Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2010, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, filed with the SEC on August 13, 2010.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2010

(Unaudited)

(In thousands)

	Company Historical (1)	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net investments in real property	$2,909,513	$(173,309	)(2)	$2,736,204
Securities and debt related investments	166,224	(14,207	)(3)	152,017
Cash and cash equivalents	162,572	(32,146	)(2)(3)(4)	130,426
Other assets, net	87,838	—		87,838

Total Assets	$3,326,147	$(219,662)		$3,106,485

Liabilities and Stockholders’ Equity

Liabilities:
Accounts payable and accrued expenses	$45,323	$—		$45,323
Mortgage notes	1,765,572	(219,102	)(4)	1,546,470
Other secured borrowings	61,478	—		61,478
Financing obligations	61,778	—		61,778
Intangible lease liabilities, net	107,487	(560	)(2)	106,927
Other liabilities	49,135			49,135

Total Liabilities	2,090,773	(219,662)		1,871,111

Equity:
Common stock and additional paid-in-capital, net of selling costs	1,648,316	—		1,648,316
Distributions in excess of earnings	(504,083)	—		(504,083)
Accumulated other comprehensive income	(19,383)	—		(19,383)

Total Stockholders Equity	1,124,850	—		1,124,850

Noncontrolling interests	110,524	—		110,524

Total Equity	1,235,374	—		1,235,374

Total Liabilities and Equity	$3,326,147	$(219,662)		$3,106,485

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

(1)	Reflects our historical condensed consolidated balance sheets as of June 30, 2010. Please refer to our historical condensed consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q, filed with the SEC on August 13, 2010.

(2)	Subsequent to June 30, 2010, we sold a portfolio of six industrial properties comprising approximately 4.7 million square feet that were all leased to one tenant, Goodyear Tire and Rubber Company (the “Goodyear Portfolio”). The Goodyear Portfolio was acquired as part of a portfolio of 32 office and industrial properties (the “NOIP Portfolio”), which we acquired for an aggregate purchase price of $1.35 billion adjusted for closing costs and customary prorations of taxes, operating expenses, leasing costs and other items. The NOIP Portfolio includes approximately 11.3 million square feet. We sold the Goodyear Portfolio for approximately $172.5 million and used those proceeds to repay approximately $169.1 million of outstanding borrowings that had been used to partially finance our acquisition of the NOIP Portfolio.

(3)	Subsequent to June 30, 2010, we disposed of all of our preferred equity securities, which had a fair value of approximately $14.2 million as of June 30, 2010. We received proceeds of approximately $14.5 million on the disposition of these securities.

(4)	Subsequent to June 30, 2010, we repaid approximately $219.1 million in borrowings secured by our real properties or interests therein. This amount is comprised of (i) the repayment of $53.4 million of fixed-rate mezzanine borrowings and (ii) $165.7 million repayment of floating rate borrowings.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(UNAUDITED)

	Company Historical (1)	Property Acquisitions		Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$79,649	$59,973	(2)	$(6,220	)(3)(6)	$133,402
Debt related and securities income	9,344	—		(1,893	)(5)	7,451

Total Revenue	88,993	59,973		(8,113)		140,853

EXPENSES:
Rental expense	21,184	8,305	(2)	(277	)(6)	29,212
Real estate depreciation and amortization expense	31,081	—		34,855	(3)(6)	65,936
General and administrative expenses	3,101	—		—		3,101
Asset management fees, related party	7,957	4,915	(4)	(903	)(4)(5)	11,969
Acquisition-related expenses	19,084	(19,084	)(3)	—		—

Total Expenses	82,407	(5,864)		33,675		110,218

Operating Income (Loss)	6,586	65,837		(41,788)		30,635

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	941	—		(941	)(5)	—
Interest and other income	245	—		—		245
Interest expense	(30,620)	(25,507	)(7)	6,398	(7)	(49,729)
Loss on derivatives	(112)	—		—		(112)
Gain on disposition of securities	32,272	—		—		32,272
Other-than-temporary impairment on securities	(5,387)	—		—		(5,387)
Provision for loss on debt related investments	(2,984)	—		—		(2,984)

Net income (loss)	941	40,330		(36,331)		4,940

Net income (loss) attributable to noncontrolling interests	53	(2,420	)(8)	2,180	(8)	(187)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$994	$37,910		$(34,151)		$4,753

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	184,301	—		—		184,301

Diluted	191,644	—		—		191,644

NET INCOME (LOSS) PER BASIC AND DILUTED COMMON SHARE	$0.01					$0.03

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(UNAUDITED)

	Company Historical (1)	Property Acquisitions		Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$141,637	$139,197	(2)	$(12,589	)(3)(6)	$268,245
Debt related and securities income	18,086	—		(360	)(5)	17,726

Total Revenue	159,723	139,197		(12,949)		285,971

EXPENSES:
Rental expense	37,003	23,175	(2)	(570	)(6)	59,608
Real estate depreciation and amortization expense	57,834	—		78,339	(3)(6)	136,173
General and administrative expenses	5,079	—		—		5,079
Asset management fees, related party	12,939	11,020	(4)	(1,406	)(4)(5)	22,553
Acquisition-related expenses net of other gains	4,936	(4,936	)(3)	—		—

Total Expenses	117,791	29,259		76,363		223,413

Operating Income (Loss)	41,932	109,938		(89,312)		62,558

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	2,210			(2,210	)(5)	—
Interest and other income	2,895	—		—		2,895
Interest expense	(55,640)	(54,363	)(7)	12,796	(7)	(97,207)
Loss on derivatives	(7,998)	—		—		(7,998)
Provision for loss on debt related investments	(17,339)	—		—		(17,339)
Net other-than-temporary impairment on securities	(13,141)	—		—		(13,141)

Net loss	(47,081)	55,575		(78,726)		(70,232)

Net loss attributable to noncontrolling interests	2,296	(3,334	)(8)	4,724	(8)	3,686

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(44,785)	$52,241		$(74,002)		$(66,546)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	174,006	—		—		174,006

Diluted	181,109	—		—		181,109

NET LOSS PER BASIC AND DILUTED COMMON SHARE	$(1.26)					$(0.38)

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(1)	Reflects our historical condensed consolidated statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009. Please refer to our historical financial statements and notes thereto included in our Quarterly Report on Form 10-Q, filed with the Commission on August 12, 2010, and in our Annual Report on Form 10-K, filed with the Commission on March 23, 2010.

(2)	The following table sets forth the incremental impact of properties acquired by us during 2009 and 2010 on rental revenues and rental expense. The amounts presented are based on the historical operations of the properties and management’s estimates. Included in rental revenue are base rent, presented on a straight-line basis, and rental expense recoveries. The amounts presented for rental expense include: (i) real estate taxes, (ii) operating expenses, (iii) insurance expense, and (iv) property management fees (amounts in thousands).

		For the Six Months Ended June 30, 2010		For theYear Ended December 31, 2009
Property	Acquisition Date	Rental Revenue	Rental Expense	Rental Revenue	Rental Expense
Connecticut Avenue Office Center	03/10/09	$—	$—	$1,454	$492
Greater DC Retail Center	04/06/09	—	—	1,603	310
Campus Road Office Center	11/3/2009	—	—	4,853	1,474
Preston Sherry Plaza	12/16/2009	—	—	4,447	2,011
Park Place	12/16/2009	—	—	3,494	1,852
NOIP Audit Properties	6/25/2010	6,475	1,213	13,309	2,452
NOIP Triple Net Properties	6/25/2010	53,498	7,092	110,036	14,585

Total		$59,973	$8,305	$139,196	$23,176

(3)	The following table sets forth the preliminary purchase price allocations and the resulting incremental depreciation and amortization expense of real properties acquired by us in 2009 and 2010. Pursuant to the purchase price allocation, building and other costs include amounts allocated to intangible in-place lease assets, above-market lease intangible assets and below-market lease intangible liabilities. The net adjustment of amortization of above and below market lease intangible assets and liabilities to rental revenue for the six months ended June 30, 2010, and the year ended December 31, 2009 was a net decrease to rental revenue of approximately $876,000 and $2.0 million, respectively. In addition, we incurred acquisition costs of approximately $19.1 million and $4.9 million related to property acquisitions during the six months ended June 30, 2010 and during the year ended December 31, 2009, respectively. These acquisition costs have been eliminated to present pro forma financial statements since these costs were directly attributable to property acquisitions and are not recurring in nature. (Amounts in the following table are in thousands).

					Incremental Depreciation and Amortization Expense
Property	Acquisition Date	Land	Building and Other Costs (a)	Total Costs	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Connecticut Avenue Office Center	03/10/09	$25,177	$38,687	$63,864	$—	$466
Greater DC Retail Center	04/06/09	19,781	39,835	59,616	—	482
Campus Road Office Center	11/3/2009	5,302	45,773	51,075	—	1,557
Preston Sherry Plaza	12/16/2009	7,500	22,039	29,539	—	1,471
Park Place	12/16/2009	4,075	19,336	23,411	—	2,269
NOIP Audit Properties	6/25/2010	31,225	92,206	123,431	4,438	9,202
NOIP Single Tenant Properties (b)	6/25/2010	149,290	1,075,080	1,224,370	34,395	71,331

Total		$242,350	$1,332,956	$1,575,306	$38,833	$86,778

(a)	Amounts presented are net of intangible lease liabilities.
(b)	Includes amounts related to the six properties comprising the Goodyear Portfolio that were sold subsequent to June 30, 2010 and are discussed in more detail in note (6) below.

(4)	Asset management fees were calculated as though real properties acquired by us in 2009 and 2010 had been managed by our Advisor since January 1, 2009. For real properties subject to a product specialist agreement, the asset management fees are equivalent to 0.5% per annum of the aggregate cost (before cash reserves and depreciation) of such assets plus 6.0% of the net operating income derived from such assets. For real estate assets not subject to a product specialist agreement, the management fee equals 0.75% per annum of the aggregate cost (before cash reserves and depreciation) of such assets. Finally, up to 1.0% per annum is charged for asset management fees for the aggregate cost of all securities and debt related investments.

(5)	During the six months ended June 30, 2010 and the year ended December 31, 2009, we originated approximately $13.2 million in debt investments comprised of one senior mortgage debt investment. Also, during the six months ended June 30, 2010, we had one debt investment that was structured as a redeemable preferred equity investment repaid to us in the amount of approximately $17.4 million. This investment was included in our condensed consolidated financial statements as an investment in unconsolidated joint venture, with income recorded as equity in earnings of unconsolidated joint venture in our statement of operations. For the year ended December 31, 2009, we originated approximately $68.8 million in debt investments comprised of two senior mortgage debt investments. For pro forma purposes, these investments and repayments are assumed to have been made or repaid as of January 1, 2009, as set forth in the following table (amounts in thousands):

Debt Investments	Origination / Repayment Date	Stated Interest Rate	Amount Originated / Repaid	Incremental Income for the Six Months Ended June 30, 2010	Incremental Income for the Year Ended December 31, 2009

Originations
Westin-Galleria	7/23/2009	11.00%	$65,000	$—	$4,052
Vons	12/22/2009	8.00%	3,800	—	301
Dulles Creek	4/8/2010	7.13%	13,200	256	941

Total/Weighted Average			$82,000	$256	$5,294

Repayment
Liberty Avenue	6/25/2010	13.00%	$(17,000)	$(941)	$(2,210)

Total/Weighted Average			$(17,000)	$(941)	$(2,210)

Grand Total			$65,000	$(685)	$3,084

In addition, subsequent to June 30, 2010 we disposed of all of our preferred equity securities. We recorded income on the securities of approximately $2.1 million and $5.7 million during the six months ended June 30, 2010 and during the year ended December 31, 2009, respectively, and as such, these amounts have been excluded for purposes of presenting these pro forma statements of operations.

(6)	On August 13, 2010, we completed the sale of the Goodyear Portfolio. Amounts above reflect incremental rental revenue and expenses, as well as incremental depreciation and amortization charges associated with the Goodyear Portfolio, and are calculated in a consistent manner as the pro forma adjustments discussed in notes (2) and (3) above. Further, proceeds from the disposition of the Goodyear Portfolio were used to repay approximately $165.7 million of the outstanding principal balance of the NOIP Floating Rate Loan and approximately $3.4 million of the outstanding principal balance of the mezzanine loans related to the NOIP Portfolio, and as such, related incremental interest charges are reflected as pro-forma adjustments consistent with the discussion in note (7) below.

(7)	Interest expense presented was calculated based on the terms of mortgage loans, other secured borrowings and financing obligations as of September 3, 2010. The following table sets forth the calculation for the pro forma adjustments as if these financings were outstanding as of January 1, 2009 (amounts in thousands):

New Borrowings	Fixed / Floating	Issuance Date	Stated Interest Rate (a)	Amount Financed (Repaid)	Incremental Interest for the Six Months Ended June 30, 2010	Incremental Interest for the Year Ended December 31, 2009

Connecticut Avenue Office Center	Fixed	3/27/2009	7.25%	$36,085	$—	$603
Greater DC Mortage Loan	Fixed	4/10/2009	4.82%	41,360	—	485
Preston Sherry	Fixed	12/16/2009	5.85%	23,500	—	1,231
Campus Road	Fixed	6/11/2010	4.75%	35,000	748	1,663
New England Retail Portfolio Loan	Floating	6/24/2010	4.45%	49,700	1,075	2,212
Harborside	Fixed	6/25/2010	5.50%	125,000	3,361	6,875
NOIP Fixed Rate Loan	Fixed	6/25/2010	5.46%	185,000	4,934	10,092
NOIP Floating Rate Loan	Floating	6/25/2010	4.50%	443,030	9,747	19,936
NOIP iStar Mezzanine Loan Tranche 1	Fixed	6/25/2010	5.46%	27,000	719	1,470
NOIP iStar Mezzanine Loan Tranche 2	Fixed	6/25/2010	10.00%	12,438	608	1,244
NOIP iStar Mezzanine Loan Tranche 3	Fixed	6/25/2010	10.00%	66,157	3,234	6,616
Repurchase Facility	Floating	6/25/2010	3.62%	61,500	1,081	1,936

Total/Weighted Average				$1,105,770	$25,507	$54,363

Paydowns
Paydown of NOIP iStar Mezzanine Loan Tranche 3	Fixed	6/25/2010	10.00%	$(53,392)	$(2,670)	$(5,340)
Paydown of NOIP Floating Rate Loan (Goodyear sale)	Floating	6/25/2010	4.50%	(165,710)	(3,728)	(7,456)

Total/Weighted Average				$(219,102)	$(6,398)	$(12,796)

Grand Total				$886,668	$19,109	$41,567

(a)	Interest rates presented are based on weighted average borrowing rates for balances that are combined for purposes of this table. Floating-rate borrowings are presented using the one-month US LIBOR rate as of the latest practicable date of September 3, 2010.

(8)	We utilize an Umbrella Partnership Real Estate Investment Trust (“UPREIT”) organizational structure to hold all or substantially all of our assets through our operating partnership, Dividend Capital Total Realty Operating Partnership, L.P. (our “Operating Partnership”). Due to our control of the Operating Partnership through our sole general partnership interest and the limited rights of the Operating Partnership’s limited partners, we consolidate the Operating Partnership and limited partner interests are reflected as noncontrolling interests. As of the most practicable date, September 3, 2009, we owned approximately 94.0% of our Operating Partnership. As a result, the Operating Partnership’s limited partners participated in the net income and losses of our Operating Partnership.